UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2005

MEMC Electronic Materials, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13828	56-1505767
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Pearl Drive (City of O’Fallon) St. Peters, Missouri	63376
(Address of principal executive offices)	(Zip Code)

(636) 474-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 16, 2005, MEMC Electronic Materials, Inc. (the “Company”) issued a press release reporting additional and revised preliminary results of operations for the quarter ended September 30, 2005. The Company also announced preliminary restatement information for each of the first and second quarters of 2005. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

As reported in its press release of October 26, 2005 and in a Form 8-K furnished on the same date, the Company is restating its quarterly reports on Form 10-Q for the periods ended March 31, 2005 and June 30, 2005 to reinstate a reserve for the deductibility of a redemption interest payment made in 2004. On November 10, 2005, the Company filed a Form 12b-25 disclosing that the Company’s quarterly report on Form 10-Q for the period ended September 30, 2005 could not be filed by the prescribed due date and the amendments to the Form 10-Qs for the first and second quarters of 2005 could not yet be filed. As disclosed in the Form 12b-25, the Audit Committee and management are reviewing revenue recognition related to the Company’s polysilicon sales. At the same time, management is completing its review and working on these reports with respect to revenue recognition, tax and other miscellaneous adjustments. The Company has made substantial progress in completing its consolidated financial statements for these periods and the contemplated adjustments, however, and is therefore furnishing with this Form 8-K the Company’s preliminary consolidated financial statements, footnotes and related management’s discussion and analysis of financial condition and results of operations for each of the first three quarters of 2005. These preliminary consolidated financial statements, footnotes and related MD&A have not been reviewed by the Company’s independent registered public accountants or the Company’s Audit Committee. Accordingly, the information furnished with this Form 8-K is subject to change. As described in Item 4.02(a) of the Company’s Form 8-K dated October 26, 2005, until such time as the Company is able to file its Form 10-Qs for these periods with the Securities and Exchange Commission, neither the existing consolidated financial statements in the Company’s quarterly reports on Form 10-Q for the periods ended March 31, 2005 and June 30, 2005 nor the preliminary information set forth in the attached exhibits should be relied upon.

Attached as Exhibit 99.2 are the preliminary consolidated financial statements, footnotes to financial statements and management’s discussion and analysis of financial condition and results of operations for the period ended September 30, 2005.

Attached as Exhibit 99.3 are the preliminary consolidated restated financial statements, footnotes to financial statements and management’s discussion and analysis of financial condition and results of operations for the period ended June 30, 2005.

Attached as Exhibit 99.4 are the preliminary consolidated restated financial statements, footnotes to financial statements and management’s discussion and analysis of financial condition and results of operations for the period ended March 31, 2005.

Item 9.01. Exhibits.

(d)

Exhibit No.	Item
99.1	Press release dated November 16, 2005 furnished with this report.

99.2	Preliminary consolidated financial statements, footnotes to financial statements and management’s discussion and analysis of financial condition and results of operations for the period ended September 30, 2005 furnished with this report.

99.3	Preliminary consolidated restated financial statements, footnotes to financial statements and management’s discussion and analysis of financial condition and results of operations for the period ended June 30, 2005 furnished with this report.

99.4	Preliminary consolidated restated financial statements, footnotes to financial statements and management’s discussion and analysis of financial condition and results of operations for the period ended March 31, 2005 furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: November 16, 2005	By:	/s/ Thomas E. Linnen
	Name:	Thomas E. Linnen
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 16, 2005.

99.2	Preliminary consolidated financial statements, footnotes to financial statements and management’s discussion and analysis of financial condition and results of operations for the period ended September 30, 2005 furnished with this report.

99.3	Preliminary consolidated restated financial statements, footnotes to financial statements and management’s discussion and analysis of financial condition and results of operations for the period ended June 30, 2005 furnished with this report.

99.4	Preliminary consolidated restated financial statements, footnotes to financial statements and management’s discussion and analysis of financial condition and results of operations for the period ended March 31, 2005 furnished with this report.